SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – September 22, 2003

(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

703 Curtis Street, Middletown, OH	45043
Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (513) 425-5000

Item 7.	Exhibit.

(c) Exhibit:

99.1 Press Release dated September 22, 2003

Item 9.	Regulation FD Disclosure.

On September 22, 2003, AK Steel Corporation issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that Albert E. Ferrara, Jr. has been named Acting Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:    /s/    David C. Horn

          David C. Horn

          Secretary

Dated: September 22, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on September 22, 2003